Exhibit 1

                             JOINT FILING AGREEMENT

                  This will confirm the agreement by and among all the undersigned that the Schedule 13D filed on or about this date and any amendments thereto with respect to beneficial ownership by the undersigned of shares of the common stock, par value $0.50 per share, of The Limited, Inc. is being filed on behalf of each of the undersigned in accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934. This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated:  January 8, 2001

                             Leslie H. Wexner
                        -------------------------------------------------------
                             Leslie H. Wexner


                             Abigail S. Wexner
                        -------------------------------------------------------
                             Abigail S. Wexner


                        THE WEXNER FOUNDATION


                        By:      Darren K. Indyke
                             --------------------------------------------------
                                 Darren K. Indyke, Secretary


                        HEALTH AND SCIENCE INTERESTS II


                        By:     Jeffrey E. Epstein
                             --------------------------------------------------
                                Jeffrey E. Epstein, Trustee


                        THE WEXNER CHILDREN'S TRUST


                        By:     Leslie H. Wexner
                             --------------------------------------------------
                                Leslie H. Wexner, Trustee


                        ASW HOLDINGS, INC.


                        By:     Jeffrey E. Epstein
                             --------------------------------------------------
                                Jeffrey E. Epstein, President



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

                        WEXNER CHILDREN HOLDINGS


                        By:     Jeffrey E. Epstein
                             --------------------------------------------------
                                Jeffrey E. Epstein, Trustee











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